UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 15, 2006

(Date of earliest event reported)

DARDEN RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5900 Lake Ellenor Drive, Orlando, Florida 32809

(Address of principal executive offices, including zip code)

(407) 245-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On September 15, 2006, at the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) of Darden Restaurants, Inc. (the “Company”), the Company’s shareholders approved the amended Darden Restaurants, Inc. 2002 Stock Incentive Plan (the “Amended Plan”). Similar to the prior version of the plan, the Amended Plan authorizes the grant of stock options (including both incentive and non-qualified stock options), stock appreciation rights (“SARs”), restricted stock, restricted stock units, dividend equivalents, stock awards and other stock-based awards. The Amended Plan adopted by the Company’s shareholders:

•	Increased the maximum number of shares that are authorized for issuance under the Amended Plan from 8,550,000 to 9,550,000;
•

Implemented a “fungible share pool” approach to manage authorized shares in order to improve the flexibility of awards going forward, and eliminate the limits on the number of restricted stock and restricted stock unit awards and the number of awards to non-employee directors;

•

Provided that, in determining the number of shares available for grant, a formula will be applied such that all future awards other than stock options and SARs will be counted as double the number of shares covered by such award;

•	Eliminated “net share counting,” so that shares that are used to pay the exercise price or taxes will not be added to the authorized share pool;
•	Included provisions to facilitate compliance with Section 409A of the Internal Revenue Code of 1986, as amended;
•	Prohibited the grant of dividend equivalents on options and SARs;
•	Clarified that underwater options and SARs may not be used as consideration for other awards granted under the Amended Plan; and
•	Prohibited the transfer of any award for consideration.

This summary of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is attached as Exhibit 10.1 and incorporated by reference herein. A more detailed summary of the Amended Plan can be found in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on August 7, 2006.

Item 2.02 Results of Operations and Financial Condition.

The Company issued a news release dated September 19, 2006, entitled “Darden Restaurants Reports 11% First Quarter Diluted Net Earnings Per Share Growth; Increases Semi-Annual Dividend 15% to 23 Cents; Increases Annual Earnings Guidance,” a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Linda Dimopoulos, 56, Senior Vice President, Chief Financial Officer and principal accounting officer of the Company, informed the Board of Directors on September 15, 2006 that she will retire effective June 30, 2007.

At its meeting on September 15, 2006, the Company’s Board of Directors elected C. Bradford Richmond, 48, the Company’s Senior Vice President, Corporate Controller to succeed Ms. Dimopoulos as Senior Vice President, Chief Financial Officer and principal accounting officer effective December 1, 2006. After that date, Ms. Dimopoulos will remain as an adviser to the Company through her June 30, 2007 retirement date.

Mr. Richmond has been the Company’s Senior Vice President, Corporate Controller since August 2005. He served as Senior Vice President Finance, Strategic Planning and Controller of Red Lobster from January 2003 to August 2005, and previously was Senior Vice President, Finance and Controller at Olive Garden from August 1998 to January 2003. He joined the Company in 1982 as a food and beverage analyst for Casa Gallardo, a restaurant concept formerly owned and operated by the Company, and from June 1985 to August 1998 held progressively more responsible finance and marketing analyst positions with the Company’s York Steak House, Red Lobster and Olive Garden operating companies in both the United States and Canada.

The Company issued a news release dated September 19, 2006 with further information about these officer changes, entitled “Darden CFO to Retire – Casual Dining Leader Announces Key Leadership Appointments,” a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 8.01 Other Events.

At the Annual Meeting, the shareholders of the Company took the following actions:

1. Elected 13 directors: Leonard L. Berry; Odie C. Donald; David H. Hughes; Charles A. Ledsinger, Jr.; William M. Lewis, Jr.; Senator Connie Mack, III; Andrew H. Madsen; Clarence Otis, Jr.; Michael D. Rose; Maria A. Sastre; Jack A. Smith; Blaine Sweatt, III; Rita P. Wilson.

2. Approved the Amended Plan;

3. Approved the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 27, 2007; and

4. Approved a shareholder proposal regarding a majority vote standard for the election of directors.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Darden Restaurants, Inc. 2002 Stock Incentive Plan, as amended.

99.1

Press release dated September 19, 2006, entitled “Darden Restaurants Reports 11% First Quarter Diluted Net Earnings Per Share Growth; Increases Semi-Annual Dividend 15% to 23 Cents; Increases Annual Earnings Guidance.”

99.2	Press Release dated September 19, 2006, entitled “Darden CFO to Retire – Casual Dining Leader Announces Key Leadership Appointments.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.
By:	/s/ Paula J. Shives
Paula J. Shives Senior Vice President, General Counsel and Secretary

Date: September 19, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Darden Restaurants, Inc. 2002 Stock Incentive Plan, as amended.

99.1

Press release dated September 19, 2006, entitled “Darden Restaurants Reports 11% First Quarter Diluted Net Earnings Per Share Growth; Increases Semi-Annual Dividend 15% to 23 Cents; Increases Annual Earnings Guidance.”

99.2	Press Release dated September 19, 2006, entitled “Darden CFO to Retire – Casual Dining Leader Announces Key Leadership Appointments.”